UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 22, 2011

EWORLD INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Florida	000-52438	65-0855736
(State or other jurisdiction of	(Commission File Number)	(IRS Enmployer
Incorporation)		Identification No.)

2580 Anthem Village Drive
Henderson, Nevada 89052.
_______________________________________
(Address of principal executive offices)(Zip Code)

702 588 5971
_______________________________
(Registrant’s telephone number, including area code)

Not applicable
________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 15, 2011 Harold Rothstein resigned as a Director of E World Interactive, Inc. and its subsidiary Media and Technology Solutions, Inc. On his resignation, Mr Rothstein confirmed to the company that there was no disagreement or dispute with the Company which led to his resignation and this was entirely for personal reasons.

(c) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eworld Interactive, Inc.

Dated: March 22, 2011                                                                                     By: /s/ Gerry Shirren
                                                                                                            Gerry Shirren
       Title: President